UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to ss. 240.14a-12

KERYX BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022

Dear Stockholder:

You are cordially invited to our 2006 Annual Meeting of Stockholders, to be held at 10:00 a.m. local time, on June 8, 2006, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked (i) to elect six directors for a term of one year, and (ii) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006. You will also have the opportunity to ask questions and make comments at the meeting. Enclosed with this letter are the following documents: (1) the Notice of 2006 Annual Meeting of Stockholders,
(2) our 2005 Annual Report and (3) our Proxy Statement and related voting card.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the Proxy Statement or the accompanying 2005 Annual Report, please contact Ronald C. Renaud, Jr., our Senior Vice President, Chief Financial Officer, Secretary and Treasurer, at
(212) 531-5965.

We look forward to seeing you at the 2006 Annual Meeting.

Sincerely,

Michael S. Weiss
Chairman and Chief Executive Officer

April 28, 2006
New York, New York

KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

The 2006 Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Thursday, June 8, 2006, at 10:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.

The election of six directors to our Board of Directors for a term of one year;

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

3.

The transaction of any other business that may properly come before the 2006 Annual Meeting or any adjournment of the 2006 Annual Meeting.

Only those stockholders of record as of the close of business on April 17, 2006, are entitled to vote at the 2006 Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the 2006 Annual Meeting will be available for your inspection beginning May 28, 2006, at our offices located at 750 Lexington Avenue, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

You may vote your shares by completing and returning the enclosed proxy card. Submitting your proxy card does not affect your right to vote in person if you decide to attend the 2006 Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the 2006 Annual Meeting. You may revoke your proxy at any time before its exercise at the 2006 Annual Meeting (i) by delivering written notice to our Secretary, Ronald C. Renaud, Jr., at our address above, (ii) by submitting a later dated proxy card, or (iii) by attending the 2006 Annual Meeting to vote in person. No revocation under (i) or (ii) shall be effective unless written notice or the proxy card is received by our Secretary at or before the 2006 Annual Meeting.

When you submit your proxy card, you authorize Michael S. Weiss and Ronald C. Renaud, Jr. to vote your shares at the 2006 Annual Meeting and any adjournments that in accordance with your instructions.

By Order of the Board of Directors,

Ronald C. Renaud, Jr.
Secretary

April 28, 2006
New York, New York

KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022
Phone: (212) 531-5965
Fax: (212) 531-5961

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 28, 2006, to the owners of shares of common stock of Keryx Biopharmaceuticals, Inc. (the “Company,” “our,” “we,” or “Keryx”) as of April 17, 2006, in connection with the solicitation of proxies by our Board of Directors for our 2006 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016 on Thursday, June 8, 2006, at 10:00 a.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

TABLE OF CONTENTS

PROXY STATEMENT
QUESTIONS AND ANSWERS	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote at our Annual Meeting?	1
How do I vote?	1
What is a proxy?	1
How will my shares be voted if I vote by proxy?	1
How do I revoke my proxy?	1
Is my vote confidential?	2
How are votes counted?	2
What constitutes a quorum at the Annual Meeting?	2
What vote is required to elect our directors for a one-year term?	2
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006?	2
What percentage of our outstanding common stock do our directors and executive officers own?	3
Who is our independent public accountant? Will they be represented at the Annual Meeting?	3
How can I obtain a copy of our annual report on Form 10-K?	3
CORPORATE GOVERNANCE	4
Our Board of Directors	4
Communicating with the Board of Directors	6
Audit Committee	6
Compensation Committee	7
Nominating Process	7
Code of Ethics	8
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	9
Audit Fees	9
Audit-Related Fees	9
Tax Fees	9
All Other Fees	9
Pre-Approval of Services Provided by KPMG	9
REPORT OF THE AUDIT COMMITTEE	11
OUR EXECUTIVE OFFICERS	13
Executive Officers	13
Employment Agreements	13
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Option Grants in Last Fiscal Year	17
Aggregated Option/SAR Exercises in Fiscal Year 2005 and Fiscal Year-End Option/SAR Values	17
Equity Compensation Plan Information	18
REPORT OF THE COMPENSATION COMMITTEE	19
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	21
COMMON STOCK PERFORMANCE GRAPH	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
RELATED-PARTY TRANSACTIONS	24
STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS	25
PROPOSAL ONE: ELECTION OF DIRECTORS; NOMINEES	27
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
ADDITIONAL INFORMATION	29
Householding of Annual Meeting Materials	29
Shareholder Proposals for our 2007 Annual Meeting	29
Other Matters	29
Solicitation of Proxies	29
Incorporation of Information by Reference	29

- i -

QUESTIONS AND ANSWERS

Q.

What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of 2006 Annual Meeting of Stockholders accompanying this Proxy Statement, including (i) the election of six directors to our Board of Directors for a term of one year, and (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006.

Q.

Who is entitled to vote at our Annual Meeting?

A.

The record holders of our common stock at the close of business on the record date, April 17, 2006, may vote at the Annual Meeting. Each share of our common stock is entitled to one vote. There were 43,072,221 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning May 28, 2006, at our offices located at 750 Lexington Avenue, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q.

How do I vote?

A.

You may vote in person at the Annual Meeting or by completing and returning the enclosed proxy card. To vote, simply mark, sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. Alternatively, you may deliver your proxy card to us in person, by facsimile at (212) 531-5961 or by a courier to our offices at the address above. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the broker, bank, or nominee describing how to vote your shares.

Q.

What is a proxy?

A.

A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of common stock may be voted. If you vote by proxy, you will be designating Michael S. Weiss, our Chief Executive Officer, and Ronald C. Renaud, Jr., our Senior Vice President, Chief Financial Officer, Secretary and Treasurer, as your proxies. They may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.

How will my shares be voted if I vote by proxy?

A.

Your proxy will be voted according to the instructions you provide on your executed proxy card. If you complete and return your proxy card but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, and (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.

How do I revoke my proxy?

A.

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•

notifying our Secretary, Ronald C. Renaud, Jr., in writing that you are revoking your proxy;

•

executing and returning to our Secretary, Ronald C. Renaud, Jr., a later dated proxy card; or

•

attending and voting by ballot at the Annual Meeting.

Q.

Is my vote confidential?

A.

Yes. All votes remain confidential, unless you indicate otherwise.

Q.

How are votes counted?

A.

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspectors will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspectors also will receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on other matters at the Annual Meeting.

Q.

What constitutes a quorum at the Annual Meeting?

A.

In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.

What vote is required to elect our directors for a one-year term?

A.

The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.

What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2006. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes will not have the effect of a vote against this proposal as they are not considered to be entitled to vote on this matter.

Q.

What percentage of our outstanding common stock do our directors and executive officers own?

A.

As of April 18, 2006, our directors and executive officers owned approximately 18.7% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5 % Beneficial Owners” on page 25 for more details.

Q.

Who is our independent public accountant? Will they be represented at the Annual Meeting?

A.

KPMG LLP, our current independent registered public accounting firm, has served as our independent registered public accounting firm since 1996. Our Audit Committee has approved the retention of KPMG LLP to audit our financial statements for the year ending December 31, 2006, and our Board of Directors has asked the stockholders to ratify KPMG LLP as our independent registered public accounting firm. If KPMG LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, our Audit Committee will review its future selection of our independent registered public accounting firm. KPMG LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2006 if it is not ratified by our stockholders. We expect a representative of KPMG LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.

How can I obtain a copy of our annual report on Form 10-K?

A.

WE HAVE FILED OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC. YOU MAY OBTAIN, FREE OF CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND EXHIBITS, BY WRITING TO OUR SECRETARY, RONALD C. RENAUD, JR., OR BY E-MAIL AT INFO@KERYX.COM. UPON REQUEST, WE WILL ALSO FURNISH ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC.

CORPORATE GOVERNANCE

Our Board of Directors

Our Amended and Restated Bylaws provide that the Board of Directors shall consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of eight members. Immediately following our Annual Meeting, the number of directors will be reduced to six. The following individuals currently serve on our Board of Directors:

Name	Age	Position	Director Since

Michael S. Weiss	40	Chairman of the Board; Chief Executive Officer	2002
I. Craig Henderson, M.D	64	Director; President	2004
Malcolm Hoenlein	62	Director	2001
Lawrence Jay Kessel, M.D	52	Director	2003
Eric Rose, M.D.	55	Director	2004
Lindsay A. Rosenwald, M.D	51	Director	2000
Peter Salomon, M.D	46	Director	2003
Jonathan Spicehandler	57	Director	2005

The following biographies set forth the names of our current directors, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, or the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected an officer or director other than an understanding between Keryx and Dr. I. Craig Henderson regarding his appointment to our Board of Directors pursuant to his employment agreement.

Michael S. Weiss, 40, has served as our Chairman and Chief Executive Officer since December 2002. From March 1999 to December 2002, Mr. Weiss served as Chief Executive Officer and Chairman and later as the Executive Chairman of ACCESS Oncology, Inc. a private biotechnology company that we acquired in February 2004 and that is dedicated to the in-licensing and development of clinical stage oncology drugs. Previously, from November 1993 to March 1999, Mr. Weiss served as Senior Managing Director of Paramount Capital, Inc., an NASD registered broker-dealer. From 1997 to 2005, Mr. Weiss served as director of Genta, Inc., a publicly traded biopharmaceutical company. Mr. Weiss currently serves as chairman of the board of directors of XTL Biopharmaceuticals Ltd., a position he has held since 2005. Mr. Weiss received a J.D. from Columbia Law School and a B.A. from the State University of New York at Albany.

I. Craig Henderson, M.D., 64, has served on our Board of Directors since March 2004. Dr. Henderson has also served as our President since March 2004, and serves as the Chief Executive Officer and President of ACCESS Oncology, the private biotechnology company that we acquired in February 2004, a position he has held since January 2001. Dr. Henderson has served as Senior Consultant and Director of Alza Pharmaceuticals since 1999. He also served as Chief Executive Officer and Chairman of SEQUUS Pharmaceuticals from 1995 to 1999. Dr. Henderson received his A.B. from Grinnell College and his M.D. from Columbia University’s College of Physicians and Surgeons.

Malcolm Hoenlein, 62, has served on our Board of Directors since January 2001. Mr. Hoenlein currently serves as the Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, a position he has held since 1986. He also serves as a director of Bank Leumi. Mr. Hoenlein received his B.A. from Temple University and his M.A. from the University of Pennsylvania.

Lawrence Jay Kessel, M.D., 52, has served on our Board of Directors since April 2003. Since 1984, Dr. Kessel has served as President of Lawrence J. Kessel, M.D. & Associates, PC, a physician practice specializing in internal medicine and geriatrics. He completed a formal residency in Internal Medicine at Abington Memorial Hospital and is Board Certified in International Medicine with added qualification as a diplomat in Geriatric Medicine. He is an active attending staff and clinical instructor at Chestnut Hill Hospital (University of Pennsylvania affiliate) and

Roxborough Memorial Hospital in Philadelphia, Pennsylvania. Dr. Kessel presently serves on the scientific advisory boards of Cypress Biosciences, Inc., NovaDel Pharma Inc., and Dor BioPharma, Inc. He received his B.S. from the University of Pittsburgh and his M.D. from the Temple University School of Medicine. Dr. Kessel is a board reviewer for the American Board of Internal Medicine, as well as a Fellow of the American College of Physicians. Dr. Kessel also serves on the advisory board of Independence Blue Cross and is a clinical assistant professor in the department of medicine at Temple University Medical School.

Eric Rose, M.D., 55, has been on our Board of Directors since August 2004. Dr. Rose is currently the director of surgical services and Surgeon-in-Chief at Columbia-Presbyterian Medical Center of New York-Presbyterian Hospital. From 1982-1992, he led the Columbia-Presbyterian heart transplantation program. Dr. Rose holds numerous academic and hospital posts, including Chairman of the Department of Surgery and Morris and Rose Milstein/Johnson & Johnson Professor of Surgery at Columbia University College of Physicians & Surgeons, where he is also the Associate Dean of Translational Research. Dr. Rose is also the co-founder of several biotechnology companies in the cardio-renal area, including Nephros, Inc., a publicly traded company, for which he serves as Chairman. Dr. Rose serves as a director of SIGA Technologies, Inc., also a publicly traded biotechnology company. Dr. Rose received his bachelor’s degree from Columbia College and his medical degree from Columbia University College of Physicians and Surgeons. His postgraduate training was in general surgery and cardiothoracic surgery at the Columbia Presbyterian Medical Center.

Lindsay A. Rosenwald, M.D., 51, has served on our Board of Directors since March 2000. He is an investment banker, as well as a venture capitalist and fund manager. Dr. Rosenwald has served as Chairman of Paramount Capital, Inc. since 1992, Chairman of Paramount Capital Investments LLC, a merchant and investment bank, since 1995, and Chairman of Paramount Capital Asset Management, Inc. since 1994. He has also served as a director of Indevus Pharmaceuticals, Inc. Dr. Rosenwald received his B.S. in Finance from Pennsylvania State University and his M.D. from the Temple University School of Medicine

Peter Salomon, M.D., 46, has served on our Board of Directors since April 2003. Dr. Salomon is a board certified gastroenterologist and, since July 1991, has been in private practice with Gastroenterology Associates of South Florida. Dr. Salomon received his B.S. from New York University and his M.D. from New York University’s School of Medicine.

Jonathan R. Spicehandler, 57, has served on our Board of Directors since January 2006. Dr. Spicehandler has served as a director of XTL Biopharmaceuticals Ltd., a publicly trade biopharmaceuticals company, since February 2005. He is the chairman of Schering-Plough Research Institute, the pharmaceutical research arm of Schering-Plough Corporation, a research-based company engaged in the discovery, development, manufacturing and marketing of pharmaceutical and health care products worldwide. Dr. Spicehandler assumed his present position in March 2002. He serves as a scientific advisor to the Schering-Plough Operating Committee as well as to senior management. He joined that company in 1982 as senior director – immunology and anti-infective clinical research and was appointed Vice President – clinical research in 1985; Vice President – biological research in 1991; Vice President – operations in 1992; and became President, Schering-Plough Research Institute in 1993. Dr. Spicehandler received his B.A. in biology from Union College in New York and his M.D. degree, cum laude, from the St. Louis University School of Medicine.

The corporate governance standards adopted by the Nasdaq Stock Market, or Nasdaq, require that a majority of the members of our Board of Directors be “independent” as Nasdaq defines that term. Additionally, the Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board of Directors undertook its annual review of director independence on April 11, 2006. During the review, our Board of Directors considered relationships and transactions during 2006 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and our company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board of Directors determined that Malcolm Hoenlein, Lawrence Kessel, Eric Rose, Lindsay Rosenwald, Peter Salomon and Jonathan Spicehandler are independent under the criteria established by Nasdaq and by our Board of Directors. In accordance with the Nasdaq rules, our independent directors met four times during 2005 in sessions in which only the independent directors participated.

During 2005, each incumbent director standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. In addition, the directors are expected to attend each annual meeting of stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year five of our directors attended the 2005 Annual Meeting of Stockholders.

Directors who are not employed by us are entitled to the compensation as described below:

•

Each of our non-employee directors is paid an annual $20,000 retainer for service on our Board of Directors and each member of our Audit Committee is paid an additional $2,500 annual retainer.

•

Each director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board of Directors and meetings of committees of our Board of Directors.

•

Upon initial election or appointment to our Board of Directors, each non-employee director is entitled to receive options to purchase 50,000 shares of our common stock pursuant to the Directors’ Equity Compensation Plan under our 2004 Long-Term Incentive Plan. Upon each re-election to our Board of Directors, each non-employee director receives options to purchase an additional 10,000 shares of our common stock. In addition, each non-employee director who has completed his or her third year of service on the Board of Directors will be granted options to purchase 30,000 shares of our common stock. All options are granted to each director on the business day following the adjournment of the annual meeting of stockholders. Under United States federal income tax law, these options are non-qualified stock options. Pursuant to the 2004 Long-Term Incentive Plan, each option has an exercise price per share equal to the fair market value of our common stock on the date of grant and a portion of such grant may be immediately exercisable. Each grant has a term of ten years, subject to earlier termination following the director’s cessation of service on our Board of Directors.

•

Messrs. Weiss and Henderson are each employed by the Company and Dr. Henderson sits on our Board of Directors pursuant to the terms of his employment agreement.  Each of Mr. Weiss and Dr. Henderson may terminate his respective employment agreement for good reason if he is not re-elected to our Board of Directors. For a description of our agreements with each of our executive officers please see “Our Executive Officers - Employment Agreements” beginning on page 13 of this Proxy Statement.

•

There are no other directors who have a contractual right to a seat on our Board of Directors.

Communicating with the Board of Directors

Our Board of Directors has established a process by which stockholders can send communications to the Board of Directors. You may communicate with the Board of Directors as a group, or to specific directors, by writing to Ronald C. Renaud, Jr., our Secretary, at our offices located at 750 Lexington Avenue, New York, New York 10022. The Secretary will review all such correspondence and regularly forward to the Board of Directors a summary of all correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@keryx.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Audit Committee

The Audit Committee held five meetings during the fiscal year ended December 31, 2005, and took a number of actions by unanimous written consent. The Audit Committee currently consists of Dr. Lawrence Kessel, Dr. Lindsay Rosenwald and Dr. Peter Salomon. The duties and responsibilities of the Audit Committee are set forth in the Amended and Restated Charter of the Audit Committee adopted by our Board of Directors. A copy of the Amended and Restated Charter of the Audit Committee can be found on our corporate website at www.keryx.com as well as on file with our 2004 Proxy Statement as Annex B as filed with the SEC. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of the independent registered public accounting firm.

The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

Additionally, the SEC requires that at least one member of the Audit Committee have a certain level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board of Directors has determined that Dr. Rosenwald is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Dr. Rosenwald’s biography on page 5 for a description of his relevant experience.

The report of the Audit Committee can be found on page 11 of this Proxy Statement.

Compensation Committee

The Compensation Committee held two meetings during the fiscal year ended December 31. The Compensation Committee currently consists of Mr. Malcolm Hoenlein, Dr. Lawrence Kessel and Dr. Lindsay Rosenwald. Among other things, the Compensation Committee determines the compensation of our Chief Executive Officer and reviews and takes action on the recommendation of our Chief Executive Officer as to the appropriate compensation of our other executive officers. The Compensation Committee is also responsible for the administration of our stock option plans, under which option grants and stock issuances may be made to all employees, directors and consultants. The Board of Directors has determined that all members of the Compensation Committee are “independent” under Nasdaq rules.

The report of the Compensation Committee can be found on page 19 of this Proxy Statement.

Nominating Process

We do not currently have a nominating committee or any other committee serving a similar function. Director nominations are approved  by a vote of a majority of our independent directors as required under both SEC and Nasdaq rules and regulations. Although we do not have a written charter in place to select director nominees, our Board of Directors has adopted resolutions regarding the director nomination process. We believe that the current process in place functions to select director nominees who will be valuable members of our Board of Directors.

Our independent directors identify potential nominees to serve as a director through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. The independent directors may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees.

Our independent directors will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Secretary, Ronald C. Renaud, Jr., at our offices located at 750 Lexington Avenue, New York, New York 10022. Any recommendation must be received not less than 60 calendar days nor more than 90 calendar days before the first anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of Keryx common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.

Our independent directors evaluate all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board of Directors: the independence of the director nominee; the nominees’ character and integrity, financial literacy, level of education and business experience; whether the nominee has sufficient time to devote to our Board of Directors; and the nominee’s commitment to represent the long-term interests of our stockholders.

Code of Ethics

We have adopted a Code of Conduct and Ethics, or the Code, that applies to all of our directors and employees, including our Chief Executive Officer and principal financial officer. The Code includes guidelines dealing with the ethical handling of conflicts of interest, compliance with federal and state laws, financial reporting, and our proprietary information. The Code also contains procedures for dealing with and reporting violations of the code. We have posted our Code of Conduct and Ethics on our website, located at www.keryx.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

KPMG LLP has audited our financial statements since 1996. Our Audit Committee has approved KPMG to remain as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm. See Proposal Two: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm, beginning on page 28 of this Proxy Statement.

We expect a representative of KPMG LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, are pre-approved by our Audit Committee.

Audit Fees

During the fiscal years ended December 31, 2004 and December 31, 2005, KPMG billed us an aggregate of approximately $206,900 and $438,600, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and our registration statement filings.

Audit-Related Fees

During the fiscal years ended December 31, 2004 and December 31, 2005, we were not billed by KPMG for any  audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”

Tax Fees

During the fiscal years ended December 31, 2004 and December 31, 2005, KPMG billed us an aggregate of approximately $44,300 and $64,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning services. These professional services consisted of general consultation from time to time regarding compliance with and planning for federal, state, local, and international tax matters.

All Other Fees

During the fiscal years ended December 31, 2004 and December 31, 2005, KPMG billed us an aggregate of approximately $11,500 and $0, respectively, in fees for services, other than those described above, rendered to us and our affiliates for those two fiscal years. These fees were incurred for consulting services on various issues, including services related to the closing of our Israeli subsidiaries.

Pre-Approval of Services Provided by KPMG

Our Audit Committee has established a policy setting forth the procedures under which services provided by KPMG will be pre-approved by our Audit Committee. The potential services that might be provided by KPMG fall into two categories:

•

Services that are permitted, including the audit and review of our annual and quarterly financial statements and related attestations, pension and benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•

Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that KPMG, as our independent registered public accounting firm, may not legally provide, include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of KPMG, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with KPMG that outlines services that we reasonably expect we will need from KPMG, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed as filed or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

In March 2004, our Audit Committee reviewed its written charter previously adopted by our Board of Directors in light of the new corporate governance rules established by Nasdaq and the SEC. Following this review, our Board of Directors adopted an amended and restated charter for our Audit Committee, a copy of which was filed with our 2004 Proxy Statement as Annex B as filed with the SEC. Our Audit Committee plans to review and assess the adequacy of our amended and restated charter on an annual basis. Our Audit Committee undertook such review in April 2006, and determined not to amend our amended and restated charter. Our amended and restated charter is available on our website at www.keryx.com.

As discussed more fully in the charter, the Audit Committee’s primary responsibilities fall into three broad categories:

•

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by our management, including discussions with management and our outside independent registered public accounting firm about the preparation of the annual financial statements and key accounting, reporting and disclosure matters;

•

Second, the Audit Committee is responsible for monitoring our relationship with our outside independent registered public accounting firm, including controlling the appointment, retention, compensation and evaluation of the independent registered public accounting firm, reviewing the scope of audit and non-audit services and related fees (including any other services being provided to us by the independent registered public accounting firm), and determining whether the outside independent registered public accounting firm is independent; and

•

Third, the Audit Committee oversees management’s implementation of effective systems of internal controls, including the review of policies relating to legal and regulatory compliance, ethics, and conflicts of interests, and review of the activities and recommendations of our internal auditing program.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes appropriate attention to each of the matters assigned to it under the charter.

In monitoring the preparation of our financial statements, the Audit Committee met with both management and our outside independent registered public accounting firm to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•

Methods used to account for significant or unusual transactions;

•

The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•

Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of KPMG, our independent registered public accounting firm, including the written disclosures made by KPMG to the Audit Committee, as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  Independence Standards Board Standard No. 1 requires the independent registered public accounting firm to (i) disclose in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

By the Audit Committee of the Board of Directors,

Dr. Lindsay A. Rosenwald, Chairman
Dr. Lawrence Jay Kessel
Dr. Peter Salomon

OUR EXECUTIVE OFFICERS

Executive Officers

Our executive officers are as follows:

Name	Age	Position

Michael S. Weiss	40	Chairman and Chief Executive Officer
I. Craig Henderson, M.D	64	President
Ronald C. Renaud, Jr.	37	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

The following is information about our executive officer who is not also a director. No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biographies of our other executive officers are presented in connection with Corporate Governance beginning on page 4 of this Proxy Statement.

Ronald C. Renaud, Jr., 37, has served as our Senior Vice President, Chief Financial Officer, Secretary and Treasurer since February 2006. Prior to joining Keryx, Mr. Renaud was a senior research analyst and global sector coordinator for JP Morgan Securities from May 2004 until February 2006, where he was responsible for the biotechnology equity research effort, covering all ranges of capitalized biotechnology companies. From 2001 to May 2004, Mr. Renaud held managing director posts at Schwab SoundView and Bear Stearns, where he covered companies in the biotechnology and life science tool sectors.

Employment Agreements

The following is a summary of the employment agreements with each of our named executive officers.

Michael S. Weiss

We entered into an employment agreement with Michael S. Weiss on December 23, 2002, to serve as our Chairman and Chief Executive Officer. Under the agreement, Mr. Weiss’ initial base salary was $250,000, with annual salary increases to be determined by the Compensation Committee, in their sole discretion. Mr. Weiss is also eligible to receive an annual bonus of up to 100% of his base salary if certain corporate goals and objectives set by the Board of Directors are met to the satisfaction of the Board of Directors. Under his agreement, Mr. Weiss received a performance-based cash bonus of $1 million during 2004 when Keryx’s market capitalization reached $500 million, and earned an additional performance-based cash bonus of $2 million in March 2006 when our working capital rose above $150 million.

In order to induce Mr. Weiss to enter into an employment agreement with Keryx, the Compensation Committee granted Mr. Weiss an initial ten-year option to purchase 4,050,000 shares of our common stock at an exercise price of $1.30 per share, the fair market value of our common stock on the date of grant. All 4,050,000 of these options have vested as of March 31, 2006 in accordance with Mr. Weiss’ employment agreement.

The Board of Directors may, in its discretion, provide Mr. Weiss with additional annual or special grants of stock options.

In the event of a change of control or a reorganization event, or in the event that we terminate Mr. Weiss’ employment without cause, or as a result of his death or disability, or he terminates his employment for good reason, the options described above that are unexercisable at the time of such event or termination shall be accelerated per the terms of the agreement. Additionally, the Compensation Committee shall have the discretion to accelerate all or a portion of any unvested options at any time.

The agreement may be terminated by either party for any reason on 90 days notice. If we terminate Mr. Weiss without cause, or he terminates the agreement for good reason and he signs a waiver and release of any claims against us, he will be entitled to receive a severance payment equal to 12 months of his base salary and a pro-rata payment of the bonus he would have been entitled to had he remained employed by us. In addition, if Mr. Weiss is not re-elected to our Board of Directors at our 2006 Annual Meeting, he will be entitled to terminate this employment agreement for good reason. The agreement also provides that if Mr. Weiss’s employment is terminated because of his death or disability, he or his heirs will be paid his current salary for three months.

I. Craig Henderson, M.D.

We entered into an employment agreement with Dr. I. Craig Henderson on January 31, 2004 to serve as our President. Under the agreement, Dr. Henderson’s initial base salary was $250,000, with annual salary increases to be determined in accordance with our corporate policies. Dr. Henderson is also eligible to receive an annual bonus equal to up to 100% of his base salary if certain performance objectives set by our Chief Executive Officer are met.

In order to induce Dr. Henderson to enter into an employment agreement with us, our Compensation Committee granted him an initial ten-year option to purchase 1,000,000 shares of our common stock at an exercise price equal to $4.59 (which was the closing price of our common stock on the trading day prior to Dr. Henderson’s first day of employment with Keryx). Under his agreement, 444,444 of these options have vested as of March 31, 2006. The remaining 555,556 options vest as follows:

•

166,667 options over the first three years of employment (111,111 of which have vested as of March 31, 2006); and

•

500,000 options on January 31, 2011 provided that Dr. Henderson is employed on such date as our President. The amount of options described below shall be accelerated upon the occurrence of each of the following events:

•

166,667 options upon the approval of a New Drug Application for KRX-101 by the United States Food and Drug Administration, or FDA;

•

166,667 options upon the approval of the first New Drug Application by the FDA for a drug candidate acquired by us from ACCESS Oncology; and

•

166,666 options upon annual sales for any or all drug candidates acquired by us from ACCESS Oncology exceeding $100 million.

Dr. Henderson’s employment agreement terminates on January 31, 2007, unless either party terminates it at an earlier time. Additionally, the employment agreement will be automatically renewed for two years unless either party provides written notice of non-renewal to the other party at least six months before the expiration date. If Dr. Henderson is terminated without cause or if Dr. Henderson terminates for good reason, he will receive payments equal to (i) one year of base salary, (ii) any unpaid portion of his bonus, and (iii) any incurred and unpaid expenses. Dr. Henderson’s options will also continue to vest for one year.

If Dr. Henderson’s employment is terminated in anticipation of or within 12 months following a change in control, he will be paid two years of base salary and all of his unvested stock options will be accelerated. The employment agreement also provides that should his employment be terminated as a result of death or disability, Dr. Henderson’s heirs would be paid his base salary through the date of termination.

Dr. Henderson was initially appointed to our Board of Directors pursuant to his employment agreement. If he is not re-elected to our Board of Directors at our 2006 Annual Meeting, he will be entitled to terminate this employment agreement for good reason.

Ronald C. Renaud, Jr.

We entered into an employment agreement with Ronald C. Renaud, Jr. on February 14, 2006, to serve as our Senior Vice President, Chief Financial Officer, Secretary and Treasurer. Under this agreement, Mr. Renaud’s initial base salary is $275,000, with annual salary increases to be determined in accordance with our corporate policies. Mr. Renaud is also eligible to receive an annual bonus of up to 50% of his base salary if certain performance objectives set by our Chief Executive Officer are met.

In order to induce Mr. Renaud to enter into an employment agreement with Keryx, the Compensation Committee granted Mr. Renaud an initial ten-year option to purchase 500,000 shares of our common stock at an exercise price equal to $15.30 (which was the closing price of our common stock on the trading day prior to Mr. Renaud’s first day of employment with Keryx). Under his agreement, 111,111 of these options have vested as of March 31, 2006. The remaining 388,889 options vest as follows:

•

166,668 options over the first three years of employment;

•

222,222 options on February 14, 2013, provided that Mr. Renaud is employed on that date as our Senior Vice President, Chief Financial Officer, Secretary and Treasurer. The amount of options described below shall be accelerated upon the occurrence of each of the following events:

•

111,111 options upon our achieving a total market capitalization of more than $2 billion or obtaining at least $250 million in working capital; and

•

111,111 options upon our achieving a total market capitalization of more than $3 billion or obtaining at least $350 million in working capital;

Mr. Renaud also received 100,000 shares of restricted stock which vest over the first three years of his employment.

In the event of a change of control or a reorganization event, or in the event that we terminate Mr. Renaud’s employment without cause, or as a result of his death or disability, or he terminates his employment for good reason, the options described above that are unexercisable at the time of such event or termination shall be accelerated per the terms of his agreement.

The agreement may be terminated by either party for any reason on 90 days’ written notice. If we terminate Mr. Renaud without cause during the first nine months of his employment, and he signs a waiver and release of any claims against us, he will be entitled to receive a severance payment equal to his full salary and benefits until February 14, 2007. If Mr. Renaud’s employment is terminated within 12 months following a change in control, he will be paid (i) two years of base salary, (ii) any earned and unpaid bonus, (iii) any incurred and unpaid expenses, and (iv) all of his uninvested stock options will be accelerated. The employment agreement also provides that should his employment be terminated as a result of death or disability, Mr. Renaud (or his heirs in the case of death) will be paid his base salary for three months following his last day of employment.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain elements of compensation for our Chief Executive Officer and the next two most highly compensated executive officers for each of the last three fiscal years, which we refer to herein as our “named executive officers.”

Name and Principal Position	Year	Annual Compensation					Long-Term Compensation Awards	All Other Compensation ($)
		Salary($)	Bonus($)		Other Annual Compensation($)		Securities Underlying Options/SARS(#)

Michael S. Weiss	2005	$286,000	$492,000		$3,371	(4)	500,000	—
Chairman and Chief	2004	275,000	1,000,000	(3)	4,232	(5)	—	—
Executive Officer	2003	250,000	250,000		50,780	(5)	—	—

I. Craig Henderson	2005	$260,000	$130,000		—		62,500	—
President(1)	2004	229,167	187,500		$36,833	(5)	1,000,000	—

Ron Bentsur	2005	$176,800	$130,000		—		25,000	—
VP of Finance and	2004	164,167	63,750		—		40,000	—
Investor Relations(2)	2003	114,967	35,000		$20,306	(4)	170,000	$16,900	(6)

——————

(1)

I. Craig Henderson commenced serving as our President on January 31, 2004.

(2)

Ron Bentsur commenced serving as our Vice President, Finance and Investor Relations on June 23, 2003 and ended his employment with us on March 31, 2006.

(3)

Comprised of a $1,000,000 performance-based cash bonus paid to Mr. Weiss in 2004 pursuant to the terms of his employment agreement.

(4)

Reflects payments made for life and disability insurance premiums for Mr. Weiss in 2005, and payments made for vacation redemptions and statutory severance obligations for Mr. Bentsur in 2003.

(5)

Reflects payments made in 2004 in connection with the acquisition of ACCESS Oncology, Inc., related to deferred compensation obligations for Mr. Weiss and Dr. Henderson.

(6)

Reflects payments made for the reimbursement of automobile and relocation expenses.

Option Grants in Last Fiscal Year

The following table provides certain information concerning individual grants of options to purchase our common stock made to our named executive officers during 2005 and the grant date present value of those options as determined in accordance with SEC rules.

	Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARS Granted to Employees in Fiscal Year	Exercise of Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(1)

Michael S. Weiss	500,000	52.5%	$11.22	1/3/2015	$3,871,500
I. Craig Henderson	62,500	6.6	11.22	1/3/2015	483,938
Ron Bentsur	25,000	2.6	11.22	1/3/2015	193,575

——————

(1)

The hypothetical present value on the date of grant is calculated under the modified Black-Scholes model for pricing options. The actual before-tax amount, if any, realized upon the exercise of a stock option will depend upon the excess, if any, of the fair market value of our common stock over the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the hypothetical present value or any value of the stock options reflected in this table will be realized.

Aggregated Option/SAR Exercises in Fiscal Year 2005 and Fiscal Year End Option/SAR Values

The following table provides certain information on options exercised by our named executive officers during fiscal 2005 and unexercised options held as of December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael S. Weiss	—	—	2,700,000	1,850,000	$36,018,000	$19,719,000
I. Craig Henderson	—	—	263,889	799,111	2,652,084	2,942,923
Ron Bentsur	—	—	211,837	109,167	2,257,221	1,146,592

——————

(1)

Represents the amount equal to the excess of the fair market value of the underlying common stock based on the sales price of the common stock as quoted on the Nasdaq at the time of the exercise over the exercise price of the option.

(2)

Represents the difference between the closing price as of December 30, 2005 of our common stock of $14.64 per share, and the exercise price of the options.

Equity Compensation Plan Information

The following table shows aggregate information, as of December 31, 2005, with respect to equity compensation plans under which shares of our common stock are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans Approved by Security Holders(1)	4,961,995	$4.51	3,361,822
Equity Compensation Plans Not Approved by Security Holders(2)	3,384,633	2.57	22,500
Total	8,346,628	3.72	3,384,322

——————

(1)

Includes shares of our common stock available for future grants under the 2000 Plan and the 2004 Long-Term Incentive Plan. No additional shares of our common stock may be issued under the 1999 Plan. Up to 890,322 shares may be issued under the 2000 Plan and up to 2,471,500 shares may be issued under the 2004 Long-Term Incentive Plan.

(2)

Includes 22,500 shares of our common stock available for future grants. No additional shares may be issued under the 2002 CEO Incentive Plan and the 2004 President Incentive Stock Option Plan.

REPORT OF THE COMPENSATION COMMITTEE

The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report or the performance graphs by reference therein.

What is our compensation philosophy?

Our philosophy is to provide competitive compensation packages and, where appropriate, align compensation of senior management with the long-term interests of our stockholders. We determine the compensation of our senior management team by evaluating our corporate performance and each executive officers’ own level of performance.

What is the structure of our executive compensation?

Executive compensation consists of a base salary, an annual cash bonus, and annual long-term stock-based incentives.

We have structured our compensation plan to provide incentives for senior management that will promote improvements in our corporate performance and stock price over the short- and long-term.

How do we determine base salaries?

We determine base salaries by examining each individual’s experience and performance. We also compare our base salaries to those of other comparable companies in the biotechnology industry. Our base salaries for most positions are generally below the median of equivalent positions in comparable companies in the biotechnology industry. Base salaries are reviewed annually.

How do we determine annual bonuses?

We base each executive officers annual bonus on a combination of our overall performance and the officers’ overall performance.

How do we use compensation to ensure that our senior management is focused on our long-term performance?

We use stock options to provide long-term incentives to our executive officers. The Compensation Committee approves all grants of stock options to executive officers. These stock option grants are designed to align the interests of each executive officer with those of our stockholders. Options are generally exercisable over a ten-year period at the fair market value per share on the date of grant. Options granted to executive officers and others pursuant to our 2000 Stock Option Plan generally become exercisable in equal installments over a three-year vesting period. Options granted to executive officers and others pursuant to our 2004 Long-Term Incentive Plan generally become exercisable in equal installments over a four-year vesting period. The options will provide an economic benefit to the executive officer only if he or she remains employed by us during the vesting period and the market price of our common stock increases.

How do we determine the compensation of our Chief Executive Officer?

Mr. Weiss has been our Chief Executive Officer since December 23, 2002. Mr. Weiss’ base salary for 2005 was $286,000. His compensation was determined by establishing a base salary competitive with those paid to chief executive officers by other biotechnology companies and making a significant percentage of his total compensation package contingent upon corporate and individual performance. Mr. Weiss received a cash bonus of $206,000 during 2005 following the presentation of positive data from the Sulonex (KRX-101) interim analysis, and earned a cash bonus of $286,000 during 2005 based on the achievement of corporate goals and objectives agreed to with the Board of Directors.

What is the impact of Internal Revenue Code Section 162(m)?

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of one million dollars paid to the company’s executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Our Compensation Committee reviews the potential effect of Section 162(m) of the Internal Revenue Code periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m) of the Internal Revenue Code. Nevertheless, there can be no assurance that compensation attributable to awards granted under our option plans will be treated as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. In addition, our Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when it believes such payments are appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and the performance of our employees. For example, the Compensation Committee granted our Chief Executive Officer an award of stock options pursuant to the 2002 CEO Incentive Stock Option Plan that may be subject to the limits because such plan has not been approved by our stockholders.

By the Compensation Committee of the Board of Directors

Dr. Lindsay A. Rosenwald, Chairman
Mr. Malcolm Hoenlein
Dr. Lawrence Jay Kessel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Mr. Malcolm Hoenlein, Dr. Lawrence Kessel,  and Dr. Lindsay Rosenwald. No member of our Compensation Committee during fiscal year 2005 or as of the date of this proxy statement,  is or has been an officer or employee of Keryx or any of our subsidiaries, nor has any member of our Compensation Committee had any relationship with Keryx requiring further disclosure.

During the last fiscal year, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers either served as a member of our Compensation Committee or our Board of Directors.

COMMON STOCK PERFORMANCE GRAPH

Our common stock has been listed for trading on the Nasdaq Stock Market under the symbol “KERX” since July 28, 2000. The following graph compares the cumulative total stockholder return on our common stock for the period from December 31, 2000 through December 31, 2005, with the cumulative total return over such period on (i) the US Index of the Nasdaq Stock Market and (ii) the Biotechnology Index of the Nasdaq Stock Market. The graph assumes an investment of $100 on December 31, 2000, in our common stock (at the closing market price) and in each of the indices listed above, and assumes the reinvestment of all dividends. Measurement points are December 31 of each year.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05

KERYX BIOPHARMACEUTICALS, INC	100.00	72.10	15.60	45.93	114.27	144.59
NASDAQ STOCK MARKET (U.S.)	100.00	79.08	55.95	83.35	90.64	92.73
NASDAQ BIOTECHNOLOGY	100.00	80.72	44.83	62.82	65.43	83.51

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner.

RELATED-PARTY TRANSACTIONS

During 2005, we paid I. Craig Henderson, M.D., our President, $50,559 for the use of space in a building he owns in San Francisco, California by Keryx employees as an office and as a temporary residence for such employees while they worked in California. We also paid Dr. Henderson $52,500 for the use of his residence in New York, New York by our employees as a temporary residence while they worked in our New York office.

STOCK OWNERSHIP OF OUR DIRECTORS,
EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS

The following table shows information, as of April 18, 2006, concerning the beneficial ownership of our common stock by:

•

each person we know to be the beneficial owner of more than 5% of our common stock;

•

each of our current directors;

•

each of our named executive officers shown in our Summary Compensation Table; and

•

all current directors and named executive officers as a group.

As of April 18, 2006, there were 43,072,221 shares of our common stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 18, 2006. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Shares Outstanding

Ron Bentsur(2)	266,308	—	*
I. Craig Henderson, M.D(3)	477,865	1.10%
Malcolm Hoenlein(4)	87,000	—	*
Lawrence Jay Kessel, M.D.(5)	30,926	—	*
Eric Rose(6)	48,750	—	*
Lindsay A. Rosenwald, M.D(7)	3,937,117	9.12%
Peter Salomon, M.D.(8)	66,800	—	*
Jonathan Spicehandler	—	—
Michael S. Weiss(9)	4,293,635	9.10%
All current directors and executive officers as a group(10)	9,016,016	18.70%

——————

*

Less than 1% of outstanding common stock

(1)

The address of each of the directors and officers listed is c/o Keryx Biopharmaceuticals, Inc., 750 Lexington Avenue, New York, New York 10022.

(2)

Includes 251,317 shares of our common stock issuable upon the exercise of options.

(3)

Includes 477,865 shares of our common stock issuable upon the exercise of options.

(4)

Includes 85,000 shares of our common stock issuable upon the exercise of options.

(5)

Includes 20,000 shares of our common stock issuable upon the exercise of options.

(6)

Includes 48,750 shares of our common stock issuable upon the exercise of options.

(7)

Includes 320,786 shares of our common stock held by Paramount BioCapital Investments LLC, an affiliate of Paramount Capital, Inc., of which Dr. Rosenwald is Chairman. Also includes 45,000 shares of our common stock issuable upon the exercise of options issued to Dr. Rosenwald, 14,064 shares of our common stock issuable upon the exercise of a warrant held by Dr. Rosenwald and 50,110 shares of our common stock issuable upon the exercise of a warrant held by Paramount Capital Investments LLC. Also includes the 192,385 shares of our common stock underlying an irrevocable stock purchase option that Dr. Rosenwald has granted to Michael S. Weiss, our Chairman and Chief Executive Officer (see Footnote 9 below), and 75,000 shares of common stock underlying an irrevocable stock purchase option that Dr. Rosenwald has granted to a third party. Also includes 771,294 shares of our common stock registered in the name of Lester Lipschutz, as trustee for the trust to which the shares were transferred. Dr. Rosenwald disclaims beneficial ownership of all such shares held by the trust.

(8)

Includes 65,000 shares of our common stock issuable upon the exercise of options.

(9)

Includes 4,086,250 shares of our common stock issuable upon the exercise of options. Also includes 192,385 shares of our common stock currently held by Dr. Rosenwald, a director and beneficial holder of more than 5% of our common stock,  all of which Mr. Weiss has the irrevocable right to purchase from Mr. Rosenwald upon the exercise of an option granted to Mr. Weiss by Dr. Rosenwald (also see footnote 7 above).

(10)

Includes 5,271,566 shares of our common stock issuable upon the exercise of options and 64,174 shares of our common stock issuable upon the exercise of warrants, provided that the 192,385 shares of our common stock underlying the irrevocable stock purchase option granted by Dr. Rosenwald to Mr. Weiss (see footnotes 7 and 9 above) have only been counted once for purposes of calculating the shares beneficially owned by all current directors and executive officers as a group.

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Amended and Restated Bylaws provide that the Board of Directors shall consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of eight members. Following our Annual Meeting, our Board of Directors will be reduced to six members. Six of our current directors have been nominated for re-election at the Annual Meeting by a majority of our independent directors. The nominated directors are: I. Craig Henderson, Malcolm Hoenlein, Eric Rose, Lindsay Rosenwald, Jonathan Spicehandler, and Michael S. Weiss. For information about each of the nominees and our Board of Directors generally, please see “Corporate Governance—Our Board of Directors” beginning on page 4. If elected, the nominees will  hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for re-election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed KPMG LLP as our independent registered public accounting firm to audit Keryx’s consolidated financial statements for the year ending December 31, 2006, at its March 3, 2006 meeting. KPMG LLP has acted as our independent registered public accounting firm since 1996. The Audit Committee has directed the Board of Directors to submit its selection of KPMG LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. If KPMG LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of independent registered public accounting firm. KPMG LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2006 if it is not ratified by our stockholders. A representative of KPMG LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if he or she wishes to do so, and will be available to respond to questions of the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS KERYX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Keryx Biopharmaceuticals, Inc., 750 Lexington Avenue, New York, New York 10022, Attn: Ronald C. Renaud, Jr. You may also contact us at (212) 531-5965.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2007 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Secretary, Ronald C. Renaud, Jr., at 750 Lexington Avenue, New York, New York 10022 no later than December 20, 2006. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Amended and Restated Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with the Bylaws to Ronald C. Renaud, Jr., our Secretary, at the above address, not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, Keryx must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 10, 2007, and no later than April 9, 2007. If a stockholder fails to provide timely notice of a proposal to be presented at our 2007 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The stock performance graph, the Compensation Committee Report, and the Audit Committee Report, each contained in this Proxy Statement, are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

ANNUAL MEETING OF STOCKHOLDERS OF

KERYX BIOPHARMACEUTICALS, INC.

June 8, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael S. Weiss
- ○ I. Craig Henderson, M.D.
- ○ Malcolm Hoenlein
- ○ Eric Rose, M.D.
- ○ Lindsay A. Rosenwald, M.D.
- ○ Jonathan Spicehandler

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED IN NUMBER 1 AT LEFT AND "FOR" THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, providing the officers full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY CARD

KERYX BIOPHARMACEUTICALS, INC.

PROXY FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS - JUNE 8, 2006

(This Proxy is solicited by our Board of Directors)

The undersigned stockholder of Keryx Biopharmaceuticals, Inc. hereby appoints Michael S. Weiss, our Chairman and Chief Executive Officer, and Ronald C. Renaud, Jr., our Senior Vice President, Chief Financial Officer, Secretary and Treasurer, with full power of substitution, as proxies to vote the shares of our common stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. to be held at the offices of the Company's legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on June 8, 2006, at 10:00 a.m., local time, or any adjournment thereof.

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE 2006 ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARD.

(Continued and to be signed on Reverse Side)

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